UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-10201

The Appleton Funds
   (Exact name of Registrant as specified in charter)

One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
(Address of principal executive offices) (Zip code)

Daniel T. Buckley
One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
          (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 338-0700

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

APPLETON EQUITY GROWTH FUND Annual Report December 31, 2013 Investment Adviser Appleton Partners, Inc. One Post Office Square, Sixth Floor Boston, MA 02109

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Expense Example	5
Tabular Presentation of Schedule of Investments	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to the Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Additional Information	17
Trustees and Officers Information	19
Privacy Policy Disclosure	20

Dear Shareholder,

The stock market continued its strong run during the second half of 2013, as taper concerns and the debt ceiling debate did little to derail the rally. The S&P 500 Index rose 16.31% during the second half, to bring the year-to-date return to 32.39%. The Appleton Equity Growth Fund returned 17.93% over the same six month period, ending December 31, 2013, raising the year-to date return through December 31, 2013 up to 28.46%. The largest driver of outperformance in the second half was stock selection, particularly in the Information Technology and Energy sectors. Tech companies such as 3D Systems, Google, and Visa all outpaced the general stock market over the final six months of 2013, but the largest contributor to performance was Apple. Apple’s stock rallied over 40% since the end of the second quarter as stronger than anticipated iPhone 5S sales, and hope of an increase to the company’s return of capital to shareholders buoyed the stock. In the Energy sector, the decision to overweight oilfield service names such as Schlumberger, Halliburton, and Core Labs benefitted relative performance. Cash, which is on hand to meet liquidity needs, detracted nearly 65 basis points from second half performance and nearly 1% from the full year figure.

Stocks slumped twice during the second half of 2013, once during late summer as the threat of tighter monetary policy alarmed investors, and again to start the fourth quarter as the debt ceiling spectacle played out in Washington. As was the case most of the year, however, the dips proved to be buying opportunities as the stock market rallied to close the year at an all- time high, only the fifth time that has happened since 1930. Cyclical sectors, such as Industrial and Consumer Discretionary, led the way in the second half and finished the year among the top performers in the index. We continue to favor these sectors as the global economy slowly recovers, and believe that cyclicals have the ability to outperform their defensive counterparts in the year ahead.

For the stock market, a number of positive catalysts potentially remain. Valuation levels on stocks have risen and no longer can be considered cheap, though by no means expensive. We expect a pickup in Merger & Acquisition activity as corporate management teams look to make deals ahead of a potential increase in their cost of capital should interest rates rise. The Initial Public Offering market picked up noticeably in 2013, and we believe that will continue into 2014. This past year, there has been a remarkable increase in the amount of money returned to shareholders through buybacks and dividends, which has been a tailwind for stocks. We expect returns to shareholders can continue, but expect management may begin to redirect excess cash towards growing their business as confidence returns in 2014. Recent strong returns seen in equity markets coupled with the low interest rate environment, have compelled cash to come off the sidelines and into stocks, a trend we expect to continue. According to Lipper, from July through the end of the year, over $170 billion flowed into stock mutual funds. Lastly, despite commencing the gradual reduction in their monthly asset purchases, the Fed has pledged to remain accommodative until well after the economic recovery has been established. This continual support from the Fed may help support stocks, as it has for the past several years.

Many will remember 2013 as the year of the taper. The Fed’s decision on whether or not to scale back asset purchases dominated trading in both equity and fixed income markets for most of the year. Both stocks and bonds sold off in the summer when Fed Chairman Bernanke first mentioned the mere prospect of tapering, and rallied in September when the “dreaded” taper was put on hold. In December, by the time Bernanke and the Fed announced their decision to reduce their asset purchases by $10 billion or a mere 12%, most investors welcomed the news. Stocks took another leg up to continue the rally, as the S&P 500 ended the year at record highs. As we move into this New Year, investor focus will continue to be on the Federal Reserve and monetary policy. Given the elevated importance of the Fed in recent years, the transition to a new leader of the central bank will be closely monitored by all. Incoming Chairman Janet Yellen has been a champion of greater transparency at the Fed, and will likely follow in Chairman Bernanke’s footsteps in keeping an open line of communication with investors. The Fed has already taken steps to shift the market’s attention away from asset purchases and towards forward rate guidance. With moderate improvements seen in the jobs market, the Fed will most likely shift their emphasis towards their other primary mandate, price stability. Swooning commodity prices and nonexistent real wage growth have been a drag on nominal prices. With inflation trending below target levels, the Fed will be tasked with fighting deflationary pressures in the year to come.

The upcoming year will not be without additional challenges. With stocks sitting at or near all-time highs to end the year, we’ll need to see some of the new catalysts mentioned earlier to propel the market higher. On the heels of such a strong period of returns, some reallocation or profit taking is to be expected and could explain some selling pressure to start the year. The economy has continued to recover, but has yet to fully turn the corner. Any weak economic data will spark growth fears, particularly as the Fed continues to scale back its asset purchases. Not to be ruled out, with further political debate inevitable, there is always the potential for our elected officials to upset the applecart. With those points in mind, we feel the aforementioned positives outweigh the concerns and remain constructive on stocks, but with a higher level of volatility as we head into 2014.

Best wishes for a peaceful and healthy New Year.

James Ladge

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments found in this report.

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

A basis point is one hundredth of one percent (0.01%).

Distributed by Quasar Distributors, LLC.
February 2014

FUND PERFORMANCE
December 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Appleton Equity Growth Fund, S&P 500® Index and the Russell 1000 Growth Index

	Average Annual Total Returns as of December 31, 2013
	1 Year	3 Year	5 Year	10 Year
Appleton Equity Growth Fund	28.46%	12.20%	15.87%	6.15%
S&P 500® Index	32.39%	16.18%	17.94%	7.41%
Russell 1000 Growth Index	33.48%	16.45%	20.39%	7.83%

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the stock in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on NYSE. The Russell 1000 Growth Index measures the performance of the large- and mid-capitalization growth sectors of the U.S. equity market. The Russell 1000 Growth Index is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

This chart assumes an initial gross investment of $10,000 made on December 31, 2003. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

EXPENSE EXAMPLE
December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds.

	Annualized Net Expense Ratio December 31, 2013	Beginning Account Value July 1, 2013	Ending Account Valuendi December 31, 2013	Expenses Paid During the Six Months Ended December 31, 2013*
Actual	1.50%	$1,000.00	$1,179.30	$8.24
Hypothetical (5% annual
return before expenses)	1.50%	1,000.00	1,017.64	7.63

* Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
December 31, 2013 (Unaudited)

Sector	% of Net Assets
Information Technology	18.2%
Consumer Discretionary	15.7%
Financials	14.5%
Health Care	13.8%
Industrials	13.1%
Consumer Staples	8.9%
Energy	8.4%
Materials	3.2%
Money Market Fund	2.3%
Telecommunication Services	2.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

SCHEDULE OF INVESTMENTS
December 31, 2013

	Common Stocks — 97.8%
	Consumer Discretionary — 15.7%
7,500	Dunkin’ Brands Group, Inc.	$361,500
6,000	GNC Holdings, Inc.	350,700
5,000	Home Depot, Inc.	411,700
3,175	McDonald’s Corp.	308,070
500	Priceline.com, Inc. *	581,200
6,200	TJX Companies, Inc.	395,126
6,250	Volkswagen AG ADR	341,875
		2,750,171
	Consumer Staples — 8.9%
4,550	Church & Dwight Co., Inc.	301,574
5,300	Colgate-Palmolive Co.	345,613
2,875	Costco Wholesale Corp.	342,154
7,650	Mondelez International, Inc.	270,045
3,700	PepsiCo, Inc.	306,878
		1,566,264
	Energy — 8.4%
6,400	Cabot Oil & Gas Corp.	248,064
2,000	Continental Resources, Inc. *	225,040
1,500	Core Laboratories N.V.	286,425
6,700	Halliburton Co.	340,025
4,250	Schlumberger Ltd.	382,967
		1,482,521
	Financials — 14.5%
4,100	American Tower Corp.	327,262
23,000	Bank Of America Corp.	358,110
6,250	Citigroup, Inc.	325,688
2,400	Goldman Sachs Group, Inc.	425,424
6,100	JPMorgan Chase & Co.	356,728
4,000	T. Rowe Price Group, Inc.	335,080
9,000	Wells Fargo & Co.	408,600
		2,536,892
	Health Care — 13.8%
7,300	Abbott Laboratories	279,809
6,700	AbbVie, Inc.	353,827
2,900	Amgen, Inc.	331,064
6,500	Cerner Corp. *	362,310
5,300	Express Scripts Holding Co. *	372,272
2,400	Perrigo Co.	368,304
3,000	Valeant Pharmaceuticals International, Inc. *	352,200
		2,419,786

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS, continued
December 31, 2013

Shares		Market Value
	Industrials — 13.1%
5,750	Chicago Bridge & Iron Company N.V.	$478,055
4,250	Generac Holdings, Inc.	240,720
1,300	Precision Castparts Corp.	350,090
2,850	Roper Industries, Inc.	395,238
1,350	W.W. Grainger, Inc.	344,817
6,500	Wabtec Corp.	482,755
		2,291,675
	Information Technology — 18.2%
3,350	3D Systems Corp. *	311,315
3,000	ANSYS, Inc. *	261,600
1,145	Apple, Inc.	642,471
6,750	Facebook, Inc. *	368,955
400	Google, Inc. *	448,284
4,250	QUALCOMM, Inc.	315,563
6,000	Verisign, Inc. *	358,680
2,200	Visa, Inc.	489,896
		3,196,764
	Materials — 3.2%
3,600	Ecolab, Inc.	375,372
1,400	Praxair, Inc.	182,042
		557,414
	Telecommunication Services — 2.0%
7,150	Verizon Communications, Inc.	351,351
	Total Common Stocks (Cost $10,959,639)	$17,152,838
	Short-Term Investment — 2.3%
	Money Market Fund — 2.3%
409,042	Fidelity Money Market Portfolio Select Class, 0.01% (a)	$409,042
	Total Short-Term Investment (Cost $409,042)	$409,042
	Total Investments — 100.1% (Cost $11,368,681)	$17,561,880
	Liabilities in excess of other assets — (0.1)%	$(16,363)
	Total Net Assets — 100.0%	$17,545,517

Percentages are stated as a percent of net assets.
    * Non-income producing.
    (a) Represents annualized seven-day yield at December 31, 2013.
    ADR American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLP (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments, at market value (cost $11,368,681)	$17,561,880
Cash	244
Receivable for Fund shares sold	10,486
Due from Adviser	22,026
Dividends and interest receivable	5,492
Prepaid expenses	1,321
Total Assets	17,601,449

Liabilities:
Payable to other affiliates	22,961
Professional fees	27,500
Accrued expenses and other liabilities	5,471
Total Liabilities	55,932
Total Net Assets	$17,545,517

Net Assets Consist of:
Capital Stock	$11,126,612
Accumulated net investment loss	-
Undistributed net realized gain	225,706
Net unrealized appreciation on investments	6,193,199
Total Net Assets	$17,545,517

Shares outstanding (unlimited number of shares authorized, no par value)	1,524,533

Net asset value, offering price and redemption price per share	$11.51

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividend income (net of foreign taxes withheld of $1,023)	$209,145
Interest income	122
Total Investment Income	209,267

Expenses:
Investment advisory fees	154,062
Transfer agent fees	48,180
Distribution expenses	38,516
Accounting services fees	37,920
Reports to shareholders	31,861
Trustees’ fees and expenses	30,844
Professional fees	29,900
Administration fees	27,202
Custodian fees	5,187
Insurance expense	4,487
Registration fees	3,190
Total Expenses	411,349
Fees waived and expenses reimbursed by Adviser	(180,143)
Net Expenses	231,206

Net Investment Loss	(21,939)

Realized and Unrealized Gain on investments
Net realized gain on investment transactions	1,348,507
Change in unrealized appreciation on investments	2,570,025
Net realized and unrealized gain on investments	3,918,532

Net Increase in Net Assets from Operations	$3,896,593

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Operations:	Year Ended December 31, 2013	Year Ended December 31, 2012
Net investment income (loss)	$(21,939)	$19,224
Net realized gain on investment transactions	1,348,507	92,744
Change in unrealized appreciation on investments	2,570,025	1,710,769
Net increase in net assets from operations	3,896,593	1,822,737

Distributions to Shareholders:
Net investment income	-	(19,679)
Total distributions to shareholders	-	(19,679)

Capital Share Transactions:
Proceeds from shares sold	1,321,672	1,653,286
Shares issued in reinvestment of dividends	-	5,324
Payments for shares redeemed	(1,080,829)	(2,358,594)
Net increase (decrease) in net assets from capital share
transactions	240,843	(699,984)

Increase in Net Assets	4,137,436	1,103,074

Net Assets:
Beginning of year	13,408,081	12,305,007
End of year	$17,545,517	$13,408,081

Capital Share Transactions (in shares):	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	131,830	191,296
Shares issued in reinvestment of dividends	-	605
Shares redeemed	(104,394)	(269,364)
Net increase (decrease) in shares outstanding Shares outstanding:	27,436	(77,463)
Beginning of year	1,497,097	1,574,560
End of year	1,524,533	1,497,097

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data:	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009

Net asset value, beginning of year	$8.96		$7.81	$8.16		$6.82		$5.52
Income (loss) from investment
operations:
Net investment income (loss)	(0.01)		0.01	(0.03)		(0.02)		(0.01)
Net realized and unrealized
gain (loss) on investments	2.56		1.15	(0.32)		1.36		1.31
Total from investment
operations	2.55		1.16	(0.35)		1.34		1.30
Less distributions:
Dividends from investment
income	-		0.01	-		-		-
Total distributions	-		0.01	-		-		-
Net asset value, end of year	$11.51		$8.96	$7.81		$8.16		$6.82

Total return	28.46%		14.90%	(4.29%	)	19.65%		23.55%

Supplemental Data and Ratios:
Net assets, end of year	$17,545,517		$13,408,081	$12,305,007		$12,834,022		$10,287,384
Ratio of net expenses to average
net assets	1.50	%1	1.50%	1.50%		1.50%		1.50%
Ratio of net investment income
(loss) to average net assets	(0.14	%)1	0.14%	(0.35%	)	(0.30%	)	(0.25%)
Portfolio turnover rate	34%		17%	31%		38%		62%

The Adviser voluntarily waived distribution expenses equal to 0.25% of average net assets. This ratio is presented after the effect of the waiver.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

1.  Organization

The Appleton Funds (the “Trust”) was organized as an Ohio business trust on October 31, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, no- load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the “Fund”). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Securities valuation – The net asset value of the Fund (“NAV”) is determined daily, Monday through Friday, as of the close regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The Fund’s portfolio securities are valued as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.
Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund will typically invest in Level 1 securities. The Fund’s Board of Trustees has adopted a Fair Valuation policy should there be an exception to this and in that event, has delegated authority to the members of the Valuation Committee (“FVC”) to make fair value determinations. In the event it would be necessary to do so, the FVC would make fair value determinations and provide recommendations to the Board of Trustees. The FVC includes Grady Hedgespeth, Douglas Chamberlain, and James Ladge.

In the event that fair value determinations would be necessary, the FVC would follow fair valuation guidelines that contain standing recommendations, approved by the Board of Trustees. Fair valuation determinations made under standing recommendations would be reported on a regular basis to the Board of Trustees. Pricing decisions, processes, and controls over fair value determinations would then be subject to internal and external reviews, by individuals connected with the management of the Fund.

Fair valuation determinations that require greater levels of judgment would also be referred to the FVC. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The FVC may consider various inputs in order to make a good faith determination of a security’s fair value. These inputs might include, but are not limited to, use of related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach, in which the anticipated future cash flows of the investment are discounted to calculate fair value, may also be used. In the event that the situation were to warrant it, discounts might also be applied due to the nature or duration of any restrictions on the disposition of the investment.

In the event it were necessary, the FVC would monitor the results of fair valuation determinations and regularly report the results to the Fund’s Board of Trustees. A description of the update process to fair valuation guidelines that may occur periodically based upon back-testing results or industry best practices would be determined at that time.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Total Investments*	$17,152,838	$409,042	$-	$17,561,880

* Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of a Money Market Mutual Fund. Please refer to the SOI for industry classification of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2013. There were no Level 3 securities held during the period.

b) Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

c) Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

d) Security transactions – Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

e) Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Federal income tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for income taxes has been made.

During the fiscal years ended December 31, 2013 and 2012, the Fund paid income distributions of $0 and $19,679, respectively.

As of December 31, 2013, the components of distributable earnings of the Fund on a tax basis were as follows:

Tax cost of portfolio investments	$11,368,681
Gross unrealized appreciation of investments	6,352,099
Gross unrealized depreciation of investments	(158,900)
Net unrealized appreciation of investments	6,193,199
Undistributed long-term capital gain	225,706
Total accumulated earnings	6,418,905

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,122,801.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. The reclassifications resulted from the difference in the tax treatment of net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. For the year ended December 31, 2013, the Fund reclassified $21,939 of net investment losses to paid-in capital on the Statement of Assets and Liabilities.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 –
December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

3.  Investment Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,058,915 and $5,023,857, respectively.

4.  Agreements with Affiliates

The following is a summary of certain agreements entered into by the Trust on behalf of the Fund.

a) Investment Advisory Agreement

The Fund’s investment adviser is Appleton Partners, Inc. pursuant to an Investment Advisory Agreement with the Adviser. Under the terms of this agreement, the Adviser manages the Fund’s investments and for these services is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through April 30, 2015. For the year ended December 31, 2013, the Adviser waived $141,627. Certain Trustees and Officers of the Trust are also Officers of the Adviser.

b) Distribution Plan

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2013, the Fund accrued and the Adviser subsequently reimbursed $38,516 of distribution expenses under the Plan.

c) Underwriting Agreement

The Trust entered into an Underwriting Agreement on behalf of the Fund with Quasar Distributors, LLC, a subsidiary of U.S. Bancorp (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives a monthly fee for its services.

d) Administration, Accounting, Custody and Transfer Agency Agreement

U.S Bancorp Fund Services, LLC (“USBFS”), a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. Certain Officers of the Trust are also Officers of USBFS. U.S. Bank, N.A. serves as custodian for the Fund. Both USBFS and U.S. Bank, N.A. receive a monthly fee based on the Fund’s average daily net assets, subject to a monthly minimum fee.

5.  Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.  Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Appleton Funds:

We have audited the accompanying statement of assets and liabilities of the Appleton Equity Growth Fund (the Fund) of the Appleton Funds, including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,
2013, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Appleton Equity Growth Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
February 25, 2014

ADDITIONAL INFORMATION
December 31, 2013 (Unaudited)

Investment Advisory Agreement Approval

At a meeting held on December 9, 2013, the Board of Trustees (the “Board”) of the Appleton Funds {the “Trust”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), reviewed and approved the Trust’s Investment Advisory Agreement with Appleton Partners, Inc. (the “Adviser”) for the Appleton Equity Growth Fund (the “Fund”). At this meeting, the Board, at its request, received information from the Adviser regarding the Fund and the services provided by the Adviser to the Fund under the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary, but not exclusive, basis for the Board’s determination. The following is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Investment Advisory Agreement:

1.
The nature, extent and quality of the services provided by the Adviser. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record. The Board also considered the long-tenured relationship between the Adviser and the Trust, and further took into account its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser periodically to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such services are satisfactory.

2.
The investment performance of the Fund and the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and comparable funds utilizing Morningstar classifications. The Board noted that the Fund had underperformed its peer group median for the one-year, three-year, five-year and ten-year time periods, and further noted underperformance to the S&P 500 Index for the similar time periods. The Board noted the underperformance to both the peer group median and the S&P 500 Index narrowed for the longer term performance data. The Board also reviewed the volatility of the Fund and noted that the standard deviation of its returns was lower than in comparison to its peer group median. The Board also noted that the Fund’s standard deviation was amongst the lowest, reflecting a disciplined investment approach which can cause the Fund to underperform relative to other funds in bullish markets, but also can provide downside protection when markets retreat.

3.
The costs of the services to be provided by the Adviser. In considering the Advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements. The Board noted that the Adviser has a contractual agreement to reimburse Fund expenses to a level where net expenses do not exceed 1.50% of the Fund’s net assets. The Board noted that the Fund’s net expense ratios were 0.25% above the peer group median, but further commented that when compared to the peer group mean the difference decreased. The Board noted that the Fund’s contractual Advisory fee equaled that of the peer group median. The Board further considered the Adviser’s willingness to consider instituting breakpoints in its Advisory fee in order to share economies of scale with the Fund as the Fund’s assets grew. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and Advisory fee information. The Trustees took into consideration the services the Adviser provided to its separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund and noting that additional services were required for the Fund due to requirements of the Investment Company Act of 1940.

4.
The extent to which economies of scale would be realized. The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow and that despite asset growth in the past year, assets were not yet sufficient to achieve economies of scale. The Board noted that the Adviser was willing to consider instituting a breakpoint in the Advisory fee for the Fund if assets continued to grow. The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Fund as asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from their relationship with the Funds and considered any additional benefits derived by the Adviser from their relationship with the Fund. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services they provide to the Fund. The Fund does not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Investment Advisory

Agreement, but rather the Board based its determination on the total combination of information available to them. Based on this review, which included an executive session of the Independent Trustees, it was the consensus of the Trustees that the Investment Advisory Agreement was fair and reasonable in light of the services to be performed, fees, expenses and other matters as the Board considered relevant. The Board therefore determined that the continuance of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies are voted during the twelve month period ended December 31 are available without charge, upon request, by calling 617-338-0700. They are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of the portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Securities and Exchange Commission’s website; (ii) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRUSTEES AND OFFICERS INFORMATION

The names, ages, addresses, present position(s) with the Fund, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund.

INTERESTED TRUSTEES	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex

Name/Address/Age

James I. Ladge, CFA	President, Trustee	Portfolio Manager
One Post Office Square,	(December 2000-Present)	Appleton Partners, Inc.	1	Director, Cambridge
6th Floor	Treasurer	(1993-Present)		Appleton Trust, N.A.
Boston, MA 02109	(December 2003-Present)
Age: 45

Douglas C. Chamberlain, CFA
One Post Office Square,		President, CEO		Co-operator, Cambridge
6th Floor	Trustee	Appleton Partners, Inc.	1	Savings Bank,
Boston, MA 02109	(December 2000-Present)	(1998-Present)		Director, Cambridge
Age: 66				Appleton Trust, N.A.

INDEPENDENT TRUSTEES

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex

Jack W. Aber, PhD
Boston University School of Management	Trustee	Professor, Boston		Director, Manager
595 Commonwealth Avenue	(December 2000-Present)	University (1972-2012)	1	Funds Director, Third
Boston, MA 02215				Avenue Funds Director,
Age: 76				Aston Funds

John M. Cornish , Esq.
Choate Hall & Stewart				Director, Thompson Steel
2 International Place	Trustee	Partner, Choate Hall &		Company Director, The
Boston, MA 02210	(December 2000-Present)	Stewart (1985-Present)	1	Swan Group Director,
Age: 66				Boston Mutual Life Ins.
Co.
Grady B. Hedgespeth
1315 Independence Ave.		Director, Financial
SE#8	Trustee	Assistance Small
Washington, D.C. 20003	(December 2000-Present)	Business Administration	1
Age: 58		(2007-Present)

OFFICERS

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex

Michele D. Hubley	Secretary and Chief	Senior Vice President &
One Post Office Square,	Compliance Officer	Chief Compliance Officer,
6th Floor	December 2004-Present)	Appleton Partners, Inc.	N/A	N/A
Boston, MA 02109		(1995-Present)
Age: 56

Brandon J. Sliga
777 E. Wisconsin Ave, 4th Floor	Assistant Secretary	Vice President, U.S.
Milwaukee, WI 53202	(December 2013-Present)	Bancorp Fund Services,	N/A	N/A
Age: 36		LLC (2007-Present)

THE APPLETON FUNDS PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/ transfer agent to process your transactions. Our service provider/transfer agent does not disclose the information to any third parties, except as required or permitted by law.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Appleton Funds
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109

Investment Adviser	Shareholder Services
Appleton Partners, Inc.	Nationwide: (Toll-Free) 877-71-APPLE
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109
Trustees
Jack W. Aber
Distributor	Douglas C. Chamberlain
Quasar Distributors, LLC	John M. Cornish
615 East Michigan Street	Grady B. Hedgespeth
Milwaukee, WI 53202	James I. Ladge

Fund Administrator, Transfer Agent	Independent Registered Public
and Fund Accountant	Accounting Firm
U.S. Bancorp Fund Services, LLC	Ernst & Young LLP
615 East Michigan Street	1900 Scripps Center
Milwaukee, WI 53202	312 Walnut Street
Cincinnati, Ohio 45202

Custodian
U.S. Bank, N.A.	Legal Counsel
1555 North Rivercenter Drive, Suite 302	Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C
Milwaukee, WI 53212	One Financial Center
Boston, Massachusetts 02411

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the Registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert.  Jack Aber is the Registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.

(a)	Audit Fees. Audit fees totaled $23,840 for the December 31, 2013 fiscal year and $23,150 for the December 31, 2012 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2013 or December 31, 2012 fiscal years.

(c)	Tax Fees. Tax fees totaled $3,760 for the December 31, 2013 fiscal year and $3,650 for the December 31, 2012 fiscal year.

(d)	All Other Fees. There were no other fees for the December 31, 2013 or December 31, 2012 fiscal years.

(e)(1)
Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser for the December 31, 2013 or December 31, 2012 fiscal years.

(h)           Not applicable

Item 5.  Audit Committee of Listed Companies.

Not applicable to registrants who are not listed issuers (as defined by Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Financial Officers is filed herewith.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) are filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:           /s/ Daniel T. Buckley
-------------------------
Daniel T. Buckley
President
March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Daniel T. Buckley
-------------------------
Daniel T. Buckley
President
March 6, 2014

By:           /s/ James I. Ladge
-------------------------
James I. Ladge
Treasurer
March 6, 2014